                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1995 95-3 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1995 to June 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of July, 1995.

                                             GREEN TREE FINANCIAL CORP.



                                             BY: /s/Phyllis A. Knight
                                                 -----------------------------
                                                  Phyllis A. Knight
                                                  Assistant Vice President and
                                                   Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%, 7.05%,
                                 7.30%. 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995

                               CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                               TRUST ACCOUNT #3334163-0
                               REMITTANCE DATE:  7/17/95


                                                  Total  $        Per $1,000
                                                   Amount          Original
                                               -------------    -------------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $7,034,778.24

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any)
     withdrawn for prior Remittance Date                0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                               0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                    315,787.28     5.01249651
          b. Class A-2 Interest                    467,625.00     5.37500000
          c. Class A-3 Interest                    288,166.67     5.54166673
          d. Class A-4 Interest                    381,875.00     5.87500000
          e. Class A-5 Interest                    431,916.67     6.08333338
          f. Class A-6 Interest                    470,156.25     6.37500000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                    .00            .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                    .00            .00

B.   Principal
     (5)    Formula Principal Distribution
             Amount                              2,514,230.77            N/A
            a. Scheduled Principal                 763,129.22            N/A
            b. Principal Prepayments             1,720,870.80            N/A
            c. Liquidated Contracts                 30,230.75            N/A
            d. Repurchases                                .00            N/A

     (6)   Pool Scheduled Principal
            Balance                            497,303,326.99   990.27637345
    (6a)   Pool Factor                              .99027637

     (7)   Unpaid Class A Principal Shortfall
           (if any)following prior Remittance
           date                                           .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%. 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                           MONTHLY REPORTJune, 1995
                                    Page 2

                          CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                          TRUST ACCOUNT #3334163-0
                          REMITTANCE DATE:  7/17/95

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          (a) the sum of the Class A Principal         90.95%

     (9)  Class A Percentage for the following
          Remittance Date                              90.90%

    (10)  Class A Principal Distribution:
          a. Class A-1                          2,514,230.77      39.90842492
          b. Class A-2                                   .00              .00
          c. Class A-3                                   .00              .00
          d. Class A-4                                   .00              .00
          e. Class A-5                                   .00              .00
          f. Class A-6                                   .00              .00

    (11)  Class A-1 Principal Balance          58,116,926.99     922.49090460
   (11a)  Class A-1 Pool Factor                    .92249090

    (12)  Class A-2 Principal Balance          87,000,000.00     1000.0000000
   (12a)  Class A-2 Pool Factor                   1.00000000

    (13)  Class A-3 Principal Balance          52,000,000.00     1000.0000000
   (13a)  Class A-3 Pool Factor                   1.00000000

    (14)  Class A-4 Principal Balance          65,000,000.00     1000.0000000
   (14a)  Class A-4 Pool Factor                   1.00000000

    (15)  Class A-5 Principal Balance          71,000,000.00     1000.0000000
   (15a)  Class A-5 Pool Factor                   1.00000000

    (16)  Class A-6 Principal Balance          73,750,000.00     1000.0000000
   (16a)  Class A-6 Pool Factor                   1.00000000

    (17)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                           .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%. 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 3

                            CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                            TRUST ACCOUNT #3334163-0
                            REMITTANCE DATE:  7/17/95

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (18)  31-59 days                            1,919,173.89               62

    (19)  60 days or more                         166,699.04                6

    (20)  Current Month Repossessions              91,815.65                2

    (21)  Repossession Inventory                   91,815.65                2

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in June 1999)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current
          Remittance Date                                                .03%


     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                   .01%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                                .39%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                   .19%

(24) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 1999 to
          May 31, 2000, 6.5% from June 1, 2000 to
          May 31, 2001, 8.5% from June 1, 2001 to
          May 31, 2002 and 9.5% thereafter)                                0%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%. 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 4

                            CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                            TRUST ACCOUNT #3334163-0
                            REMITTANCE DATE:  7/17/95

    (25) Current Realized Losses Test
         (a)  Current Realized Losses for current Remittance
              Date                                                           0

         (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
              arithmetic average of Pool Scheduled Principal third preceding
              Remittance and for current Balances for Remittance Date; may not
              exceed 2.25%)                                                 0%


    (26) Class B Principal Balance Test

         (a)  Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance for prior Remittance date (must
              equal or exceed 13.5%) and the Class B Principal Balance
              as of such Remittance Date is greater than or equal
              to $10,043,728.00                                          9.05%

             GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
         PASS-THROUGH CERTIFICATES, SERIES 1995-3
                CLASS M1 CERTIFICATES
                  MONTHLY REPORT                             CUSIP#'S 393505-GH9
                   June, 1995                           TRUST ACCOUNT #3334163-0
                     Page 5                            REMITTANCE DATE:  7/17/95

                                                       Total $     Per $1,000
                                                       Amount       Original
                                                     ----------   -------------
     CLASS M1 CERTIFICATES
     ---------------------

    (27)   Amount available (including Monthly
           Servicing Fee)                         2,165,020.59

    A.     Interest
    (28)   Aggregate interest
           a.   Class M-1 Remittance Rate (7.95%,
                 unless Weighted Average Contract
                 Rate is below 7.95%)                    7.95%
           b.   Class M-1 Interest                  299,450.00       6.62500000

    (29)   Amount applied to Class M-1 Interest
            Deficiency Amount                              .00                0

    (30)   Remaining unpaid Class M-1 Interest
            Deficiency Amount                              .00                0

    (31)   Amount Applied to:
           a.   Unpaid Class M-1 Interest Shortfal         .00                0

    (32)   Remaining:
           a.   Unpaid Class M-1 Interest Shortfal         .00                0

    B.     Principal
    (33)   Formula Principal Distribution Amount
           a.   Scheduled Principal                        .00              N/A
           b.   Principal Prepayments                      .00              N/A
           c.   Liquidated Contracts                       .00              N/A
           d.   Repurchases                                .00              N/A

    (34)   Class M-1 Principal Balance           45,200,000.00    1000.00000000
   (34a)   Class M-1 Pool Factor                    1.00000000

    (35)   Class M-1 Percentage after prior
           Remittance Date                                .00%

    (36)   Class M-1 Percentage for such Remittance
           Date                                           .00%

    (37)   Class M-1 Percentage for the following
           Remittance Date                                .00%

    (38)   Class M-1 Principal Distribution:
           a.   Class M-1                                  .00       0.00000000
           b.   Unpaid Class M-1 Principal Shortfall
                (if any) following prior Remittance
                Date                                       .00

    (39)   Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance
           Date                                            .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995

                                              CUSIP#'S 393505-GJ5, GK2
                                              REMITTANCE DATE:  7/17/95

                                                   Total $      Per $1,000
                                                   Amount        Original
                                                 -----------   ------------
     Class B1 Certificates
     ---------------------
     (1)  Amount Available less the Class A
          Distribution Amount and Class M-1
          Distribution amount (including Monthly
          Servicing Fee)                        1,865,570.59

     (2)  Class B-1 Remittance Rate (7.85% unless
          Weighted Average Contract Rate is
          below 7.85%)                                 7.85%

     (3)  Aggregate Class B1 Interest             147,841.67     6.54166681

     (4)  Amount applied to Unpaid Class
          B1 Interest Shortfall                          .00            .00

     (5)  Remaining unpaid Class B1
          Interest Shortfall                             .00            .00

     (6)  Amount applied to Class B1 Interest
          Deficiency Amount                              .00

     (7)  Remaining Unpaid Class B-1 Interest
          Deficiency Amount                              .00

     (8)  Unpaid Class B1 Principal Shortfall
          (if any) following prior Remittance Date       .00

     (9)  Class B Percentage for such Remittance Date
          (until Class B Cross-over Date, and on each
          Remittance Date thereafter unless each Class
          B Principal Distribution Test is satisfied,
          equals zero.  Thereafter, if each Class B
          Principal Distribution Test is satisfied,
          equals 100% minus Class A Percentage)          .00

    (9a)  Class B Percentage for the following
          Remittance Date                                .00

    (10)  Class B1 Principal (Class B Percentage of
          Formula Principal Distribution Amount)         .00

    (11a) Class B1 Principal Shortfall                   .00

    (11b) Unpaid Class B1 Principal Shortfall            .00

    (12)  Class B Principal Balance            45,236,400.00

    (13)  Class B1 Principal Balance           22,600,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 2

                                          CUSIP#'S    393505-GJ5, GK2
                                          REMITTANCE DATE:  7/17/95

                                                   Total $       Per $1,000
                                                   Amount         Original
                                                 ----------     -------------
     Class B2 and C Certificates
     ---------------------------
    (12)  Remaining Amount Available           1,717,728.92

    (13)  Class B-2 Remittance Rate (8.10%
          unless Weighted Average Contract
          Rate is less than 8.10%)                    8.10%

     14)  Aggregate Class B2 Interest            152,795.70     6.75000000

    (15)  Amount applied to Unpaid Class
          B2 Interest Shortfall                         .00            .00

    (16)  Remaining Unpaid Class B2
          Interest Shortfall                            .00            .00

    (17)  Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date      .00

    (18)  Class B2 Principal Liquidation Loss Amount    .00

    (19)  Class B2 Principal (zero until Class B1
          paid down; thereafter, Class B Percentage
          of Formula Principal Distribution Amount)     .00

    (20)  Guarantee Payment                             .00

    (21)  Class B2 Principal Balance          22,636,400.00

    (22)  Monthly Servicing Fee (Deducted from
          Certificate Account balance to arrive
          at Amount Available if the Company is
          not the Servicer; deducted from funds
          remaining after payment of Class A
          Distribution Amount, Class M-1 Distribution
          Amount and Class B2 Distribution Amount;
          if the Company is the Servicer)        208,257.32

    (23)  3% Guarantee Fee                     1,249,543.89

    (24)  Class C Residual Payment               107,132.01

    (25)  Class M-1 Interest Deficiency on such
          Remittance Date                               .00

    (26)  Class B-1 Interest Deficiency on such
          Remittance Date                               .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 3

                                           CUSIP#'S    393505-GJ5, GK2
                                           REMITTANCE DATE:  7/17/95

                                                  Total $         Per $1,000
                                                  Amount            Original
                                                 ---------       -------------
    (27)  Repossessed Contracts                        .00

    (28)  Repossessed Contracts Remaining
          in Inventory                                 .00

    (29)  Weighted Average Contract Rate          11.60811

                                     GTFC
                                    1995-3
                                  June, 1995
                              Defaulted Contracts


                                                           Estimated
                                            Repurchase      Loss at
Account#      Principal     Interest          Amount       Sale Date
- --------      ---------     --------        ----------     ---------

57314367      30,230.75      185.91          30,416.66     (1,477.00)
             ----------     -------         ----------    ----------

TOTALS       $30,230.75     $185.91         $30,416.66    $(1,477.00)
             ==========     =======         ==========    ==========